UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2008

Adams Golf, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33978	75-2320087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Plano Pkwy, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (972) 673-9000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 13, 2008 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report furnished pursuant to Item 2.02 of this report shall not be considered or deemed to be "filed" under the Exchange Act or for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and all exhibits to this report relating to Item 2.02 of this report are intended to be, and shall be, deemed furnished and not filed and such information and exhibits shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated May 13, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adams Golf, Inc. (Registrant)
May 13, 2008 (Date)	/s/ ERIC LOGAN Eric Logan Chief Financial Officer

Exhibit Index
99.1	Press release dated May 13, 2008